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                                                                   EXHIBIT 10.14

                              THIRD AMENDMENT TO
                DYNEGY INC. PROFIT SHARING/401(k) SAVINGS PLAN

        WHEREAS, Dynegy Inc. (the "Company") and other Employers have heretofore adopted the Dynegy Inc. Profit Sharing/401(k) Savings Plan (the "Plan") for the benefit of their eligible employees; and

        WHEREAS, the Company amended and restated the Plan on behalf of itself and the other Employers, effective as of January 1, 1998; and

        WHEREAS, the Company desires to further amend the Plan on behalf of itself and the other Employers;

        NOW, THEREFORE, the Plan shall be amended as follows, effective as of March 1, 1999:

                1. The term "calendar month" shall be deleted in each place such term appears in Sections 2.2, 3.1(b), and 3.1(c) of the Plan, and the term "payroll period" shall be substituted therefor in each such place.

                2. As amended hereby, the Plan is specifically ratified and reaffirmed.

        IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this ____________ day of _________________, 1999.

                                        DYNEGY INC.

                                        By:_______________________________
                                           Name:__________________________
                                           Title:_________________________